Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information (Unaudited) [Abstract]
Quarterly Financial Information (Unaudited)

Note 16. Quarterly Financial Information (Unaudited)

The following table presents selected quarterly financial data for the periods indicated. Earnings per unit are computed independently for each of the quarters presented and the sum of the quarterly earnings per unit may not necessarily equal the total for the year.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

	(In thousands, except per unit amounts)
For the Year Ended December 31, 2012:
Revenues	$63,960	$56,408	$67,132	$70,923
Operating income (loss)	39,923	28,221	(19,048)	18,337
Net income (loss)	35,942	22,237	(24,934)	13,273
Net income attributable to previous owners	15,139	22,475	306	8,373
Net income (loss) noncontrolling interest	(91)	16	92	87
Net income (loss) attributable to partners	20,894	(254)	(25,332)	4,813
Basic and diluted earnings per unit	0.94	(0.01)	(1.13)	0.19

For the Year Ended December 31, 2011:
Revenues	$40,148	$62,192	$67,064	$65,208
Operating income (loss)	(320)	89,794	56,169	18,862
Net income (loss)	(1,907)	84,686	51,236	14,775
Net income (loss) attributable to predecessor	(1,983)	63,811	14,162	(250)
Net income attributable to previous owners	194	20,997	37,064	8,349
Net income (loss) noncontrolling interest	(118)	(122)	10	84
Net income attributable to partners	--	--	--	6,592
Basic and diluted earnings per unit	--	--	--	0.30

As discussed in Note 1, we closed our IPO on December 14, 2011. The Partnership has consummated several common control acquisitions since completing its IPO in December 2011, as further discussed in Note 13, directly or indirectly from Memorial Resource and certain affiliates of NGP. The quarterly financial information presented above has been retrospectively revised for these common control transactions. See Notes 2 and 11 for additional information regarding earnings per unit.